EXHIBIT 99.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS
NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


          SUBORDINATED CONVERTIBLE UNSECURED REVOLVING PROMISSORY NOTE

US $1,000,000                                              San Diego, California
                                                                January 24, 2008

         MICROISLET, INC., a Nevada corporation (together with its successors, the "BORROWER"), for value received, hereby promises to pay to the order of SMR 1996 Trust III, a New York trust, or its registered assigns (the "LENDER"), the aggregate unpaid principal amount of all advances ("ADVANCES") made by Lender to Borrower in accordance with the terms and conditions hereof, up to a maximum principal amount of One Million Dollars (US $1,000,000.00) (the "CREDIT"), or so much thereof as shall then equal the outstanding principal amount hereof (such amount, as modified from time to time as provided herein, the "PRINCIPAL AMOUNT"), and any unpaid accrued interest hereon, as set forth below, which shall all be due and payable, unless earlier prepaid pursuant to the terms hereof, on the earlier to occur of (i) March 31, 2008, and (ii) when declared due and payable by the Lender upon the occurrence and during the continuance of an Event of Default (as defined below) (the "MATURITY DATE"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Lender. All amounts advanced hereon, but not to exceed US $1,000,000.00 Principal Amount at any one time outstanding, shall be so advanced upon the request of the Borrower and with the consent of the Lender, as herein provided.

         The following is a statement of the rights and obligations of the Borrower and Lender under this Subordinated Convertible Unsecured Revolving Promissory Note ("NOTE") and the conditions to which this Note is subject, and to which the Lender, by the acceptance of this Note, agrees:

         1. DEFINITIONS; CONSTRUCTION. In addition to the terms defined elsewhere in this Note, capitalized terms that are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. The rules of construction set forth in Section 5.5 of the Purchase Agreement shall apply MUTATIS MUTANDIS to this Note. As used in this Note, the following terms, unless the context otherwise requires, shall have the following meanings:

              (a) "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

              (b) "MAY 2007 HAGENBUCH NOTE" means that certain Unsecured Promissory Note issued by Borrower on May 15, 2007 in favor of John J. Hagenbuch, Trustee U/D/T dated September 13, 1995 in the original principal amount of $1,000,000.

              (c) "SENIOR INDEBTEDNESS" means the principal of and unpaid accrued interest on: (i) all indebtedness of the Borrower which is evidenced by the May 2007 Hagenbuch Note, (ii) all indebtedness of the Borrower to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Borrower (whether or not secured), (iii) amounts owed to equipment lessors pursuant to equipment lease lines approved by the Borrower's Board of Directors,
         (iv) all indebtedness of the Borrower evidenced by notes, debentures, bonds or other securities of the Borrower which are designated by and approved by the Borrower's Board of Directors, (v) all obligations and liabilities in connection with the lease of real property, and (vi) all modifications, renewals, extensions and refundings of indebtedness, liabilities or obligations of the kind described in any of the preceding clauses; PROVIDED, HOWEVER, no indebtedness of the Borrower, all or part of which is convertible into equity, and no indebtedness which has a material equity component, shall be deemed Senior Indebtedness.

         2. ADVANCES. Subject to all the terms and conditions of this Note, and in reliance on the representations, warranties and covenants of Borrower set forth in the Purchase Agreement, Lender may, upon request and at its sole discretion, make Advances to Borrower from time to time prior to the Maturity Date on a revolving basis, provided that at no time may the Principal Amount (after giving effect to such Advance) exceed the Credit. To utilize the Credit, Borrower shall notify the Lender by telephone or in writing specifying (i) the amount of the Advance requested, and (ii) the date on which such Advance is requested to be made. Each request for an Advance shall be for an aggregate amount of $25,000.00 or integral multiples thereof. Notwithstanding the foregoing, Borrower acknowledges and agrees that Lender shall have no obligation to make any Advance to Borrower hereunder.

         3. INTEREST. Interest shall accrue on the Principal Amount commencing on the date of issuance of this Note (the "ISSUE DATE") through (but excluding) the date that the Principal Amount has been paid in full, at the rate (such rate, the "INTEREST RATE") equal to the lesser of (i) through the Maturity Date, ten percent (10%) per annum, and after the Maturity Date, twenty-four percent (24%) per annum, and (ii) the maximum interest rate permitted under applicable law. Interest shall be calculated on the daily Principal Amount based on the actual number of days elapsed in the interest payment period over a year of 365 days, or 366 days, as appropriate. Accrued interest will be payable monthly in arrears on the last calendar day of each calendar month (or, if such date is not a Business Day, the next succeeding Business Day) (each such day, an "INTEREST PAYMENT DATE") commencing on January 31, 2008, and on the Maturity Date. Notwithstanding the foregoing, at the option of the Borrower, in lieu of a cash payment of accrued interest by the Borrower on any or all Interest Payment Dates, all or any portion of the interest due on such Interest Payment Date be capitalized on and as of such Interest Payment Date by adding the amount of accrued but unpaid interest to the Principal Amount; PROVIDED, that if the Borrower shall elect to pay interest in cash, the Borrower shall have delivered a written notice to the Lender no more than five (5) Business Days but no less than two (2) Business Days prior to such Interest Payment Date notifying the Lender of the amount of such cash payment.

         4. PAYMENTS. All payments of principal and interest shall be made in lawful money of the United States of America to Lender, either (at the Borrower's election) (i) by wire transfer to the account specified below the Lender's name on the signature page hereto (or to such other account at a commercial Lender located in the United States of America as Lender may notify the Borrower in writing from time to time not later than two Business Days prior to the date of such payment), or (ii) by Lender cashier's or certified check payable to Lender at Lender's principal address for notices (or at such other place as Lender may notify the Borrower in writing from time to time not later than two Business Days prior to the date of the Borrower sending such payment). The Principal Amount of this Note may be prepaid in whole or in part at any time without notice and without premium or penalty. If not otherwise prepaid, the outstanding Principal Amount and any unpaid accrued interest hereon shall be due and payable on the Maturity Date. Each payment (including any prepayment) shall be applied first to interest then due, and the balance, if any, to the Principal Amount.

         5. CONVERSION. The Lender may convert all or a portion of the Principal Amount and accrued but unpaid interest thereon (the "CONVERSION AMOUNT") into the kind, classes and series of securities, or units or combinations thereof (the "OFFERED SECURITIES"), issued in the first equity financing completed by the Borrower after the issuance of this Note in which at least US $3,000,000 is raised from investors (a "QUALIFIED FINANCING"); PROVIDED that the Conversion Amount shall conform to the minimum investment amount and permitted investment denominations established by the Borrower's Board of Directors in good faith for the Qualified Financing. Upon such an optional conversion, the Conversion Amount will convert into the Offered Securities being issued to the other investors in such Qualified Financing at a conversion price per Offered Security equal to the price per Offered Security paid by such other investors in such Qualified Financing, and Borrower's purchase of such Other Securities shall otherwise be on the same terms and conditions applicable to such other investors.

         6. EVENTS OF DEFAULT. If any of the events specified in this Section 6 shall occur (herein individually referred to as an "EVENT OF DEFAULT"), the Lender may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Borrower:

              (a) The institution by the Borrower of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Borrower, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Borrower in furtherance of any such action; or

              (b) If, within ninety (90) days after the commencement of an action against the Borrower (and service of process in connection therewith on the Borrower) seeking any Bankruptcy, insolvency, reorganization, liquidation or dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Borrower or all orders or proceedings thereunder affecting the operations or the business of the Borrower stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within ninety (90) days after the appointment without the consent or acquiescence of the Borrower of any trustee, receiver or liquidator of the Borrower or of all or any substantial part of the properties of the Borrower, such appointment shall not have been vacated.

         7. RIGHTS OF LENDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Lender may declare the Principal Amount and all accrued but unpaid interest under this Note to be immediately due and payable in cash, by notice in writing to the Borrower.

         8. SUBORDINATION. The indebtedness from time to time evidenced by this
Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Borrower's Senior Indebtedness.

              (a) DEFAULT ON SENIOR INDEBTEDNESS. If there should occur any receivership insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of Borrower, or if this Note shall be declared due and payable upon the occurrence of an "Event of Default" with respect to any Senior Indebtedness, then (i) no amount shall be paid by Borrower in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be satisfied, and (ii) no claim or proof of claim shall be filed with the Borrower by or on behalf of the Lender that shall assert any right to receive any payment in respect of the principal of and interest on this Note, except subject to the satisfaction of the principal of and interest on all Senior Indebtedness then outstanding. If there occurs an "event of default" (or similar event) that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then no payment shall be made in respect of the Principal Amount or interest accrued but unpaid on this Note, unless and until (i) such "event of default" (or similar event) shall have been cured or waived or shall have ceased to exist, (ii) the principal of and interest on all Senior Indebtedness shall have been satisfied, or (iii) the maturity of such Senior Indebtedness shall not have been accelerated within three (3) months after the occurrence of such "event of default" (or similar event).

              (b) EFFECT OF SUBORDINATION. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 8 to receive cash, securities or other properties otherwise payable or deliverable to the Lender, nothing contained in this Section 8 shall impair, as between the Borrower and the Lender, the obligation of Borrower, subject to the terms and conditions hereof, to pay to the Lender the Principal Amount and interest accrued hereon as and when the same become due and payable, or shall prevent the Lender, upon the occurrence of a default hereunder, from exercising all of its rights, powers and remedies otherwise provided herein or by applicable law.

              (c) SUBROGATION. Subject to the payment in full of all Senior Indebtedness and until this Note shall have been paid in full, the Lender shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 8(a)) to receive payments or distributions of assets of the Borrower applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Borrower and its creditors, other than the holders of Senior Indebtedness and the Lender, be deemed to be a payment by the Borrower to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Lender would be entitled except for the provisions of this Section 8 shall, as between the Borrower and its creditors, other than the holders of Senior Indebtedness and the Lender, be deemed to be a payment by the Borrower to or on account of the Senior Indebtedness.

              (d) UNDERTAKING. By its acceptance of this Note, the Lender agrees to execute and deliver such documents as may be reasonably requested from time to time by the Borrower or the holder of any Senior Indebtedness in order to implement the foregoing provisions of this
         Section 8.

         9. VOTING RIGHTS. The Lender shall have no voting rights as the holder of this Note, except as required by applicable law, and as expressly provided in this Note.

         10. USURY. The Borrower acknowledges that the Lender is purchasing this Note under the understanding that the interest rate payable herein is exempt from the usury provisions of the General Corporations Law of the State of California, pursuant to Section 25118 thereof.

         11. REPLACEMENT OF NOTE. If this note is mutilated, lost, stolen or destroyed, the Borrower shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this note, a new Subordinated Convertible Unsecured Revolving Promissory Note, but only upon receipt of evidence reasonably satisfactory to the Borrower of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Borrower may prescribe. If a new note is requested as a result of a mutilation of this note, then Lender shall deliver such mutilated note to the Borrower as a condition precedent to the Borrower's obligation to issue the new note.

         12. ADDITIONAL RESTRICTIONS ON TRANSFER AND INTEREST EARNED. Lender has purchased this Note for its own account and not with a view to or for sale in connection with any distribution of securities. This Note must be surrendered for transfer at the office or agency of the Borrower, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Borrower, duly executed by the Lender or its attorney-in-fact, duly authorized in writing. Upon any such registration or transfer, the Borrower shall issue a new Subordinated Convertible Unsecured Revolving Promissory Note, in substantially the form of this Note (any such new Subordinated Convertible Unsecured Revolving Promissory Note, a "NEW NOTE"), evidencing the portion of this Note so transferred, to the transferee, and a New Note evidencing the remaining portion of this Note not so transferred, if any, to the transferring Lender. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note, including pursuant to the Purchase Agreement. The parties intend that the interest earned under this Note shall be "portfolio interest" of an "obligation in registered form" for U.S. income tax purposes in accordance with IRC Sections 871(h) and 881(c) and Treasury Regulation Section 1.871-14.

         13. ASSIGNMENT. Subject to the restrictions on transfer described herein, the rights and obligations of the Borrower and the Lender shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties.

         14. EXPENSES; WAIVERS. In the event that any dispute among the Borrower and Lender relating to this Note should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including such reasonable fees and expenses of attorney's and accountants, which shall also include all fees, costs and expenses of appeals. Except as otherwise set forth herein, the Borrower hereby waives notice of default, presentation or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this Note.

         15. WAIVER AND AMENDMENT. Any other term of this Note may be amended or otherwise modified, and the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Borrower and the Lender. Any amendment or waiver effected in accordance with this Section 15 shall be binding upon the Borrower and the Lender, and all of their respective successors and permitted assigns, whether or not the successor or assign entered into or approved such amendment, modification, or waiver.

         16. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified mail, confirmed facsimile, confirmed e-mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed delivered: five business days after such mailing; upon confirmation of such facsimile or email delivery before 5:00 p.m. Pacific time on a business day, or if after such time, the next business day; or one business day after such deposit with a recognized overnight express courier. Notices shall be delivered as addressed as follows:
(a) if to the Borrower, at the address set forth for notice to the Borrower in the Purchase Agreement (or at such other address as may be given to Lender by the Borrower from time to time), and (b) if to Lender, at the address set forth below Lender's signature to the Purchase Agreement (or at such other address as may be given to the Borrower by Lender from time to time).

         17. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

         18. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS OF WHICH, the Borrower has caused this Note to be issued this 24th day of January, 2008.

                                          MICROISLET, INC., a Nevada corporation


                                          By:  /s/ Michael J. Andrews
                                               ---------------------------------
                                               Michael J. Andrews
                                               Chief Executive Officer


ACKNOWLEDGED AND AGREED:

SMR 1996 TRUST III, a New York trust


By:  /s/ Ronald Katz
     ---------------------------------
     Name: Ronald Katz
     Trustee


By:  /s/ Martin Edelman
     ---------------------------------
     Name: Martin Edelman
     Trustee